                                 SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               WISER OIL COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                               WISER OIL COMPANY
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:


Notes:

THE WISER OIL COMPANY
8115 Preston Road, Suite 400
Dallas, Texas 75225



April 12, 2001


Dear Stockholder:

     Your Board of Directors joins me in extending an invitation to attend the 2001 Annual Meeting of Stockholders which will be held on May 21, 2001 at 3:00 p.m., at the Petroleum Club, 2200 Ross Avenue, 40th Floor, Dallas, Texas 75201. The meeting will start promptly.

     We sincerely hope you will be able to attend and participate in the meeting. We will report on the Company's progress and respond to questions you may have about the Company's business. There will also be important items that are required to be acted upon by stockholders.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting, and, therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.

                                    Sincerely yours,



                                    George K. Hickox, Jr.
                                    Chairman and Chief Executive Officer

                             THE WISER OIL COMPANY
                                 Dallas, Texas
               NOTICE OF ANNUAL MEETING TO BE HELD MAY 21, 2001

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of The Wiser Oil Company (the "Company") will be held at the Petroleum Club, 2200 Ross Avenue, 40th Floor, Dallas, Texas 75201, on May 21, 2001, at 3:00 p.m., Central Daylight Savings Time, for the purpose of considering and acting upon the following:

     (1) Election of Directors: The election of two Directors each to serve for a three-year term expiring in 2004;

     (2) Amendments to the 1991 Non-Employee Directors' Stock Option Plan: To approve amendments to the 1991 Non-Employee Directors' Stock Option Plan to increase the number of shares of the Company's common stock, par value $.01 per share, that may be offered pursuant to the Non-Employee Directors' Stock Option Plan from 65,000 to 100,000 shares and to extend the duration of the Plan;

     (3) Amendment to the 1991 Stock Incentive Plan: To approve an amendment to the 1991 Stock Incentive Plan to extend the duration of the Plan; and

     (4) Other business: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 30, 2001 will be entitled to notice of, and to vote at, the Annual Meeting. A complete list of such stockholders will be available for examination at the offices of the Company in Dallas, Texas during normal business hours for a period of 10 days prior to the meeting.

     The Annual Report to Stockholders for the year ended December 31, 2000, in which financial statements of the Company are included, was mailed with this Proxy Statement to each stockholder of record at the close of business on March 30, 2001. The Annual Report does not form any part of the material for solicitation of proxies.

     You are urged to sign, date and return the enclosed proxy as promptly as
possible, whether or not you plan to attend the Annual Meeting in person.    If
you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.


                                    By Order of the Board of Directors,



                                    A. Wayne Ritter
                                    President


Dallas, Texas
April 12, 2001

                             THE WISER OIL COMPANY
                         8115 Preston Road, Suite 400
                             Dallas, Texas  75225

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 21, 2001

                              GENERAL INFORMATION

Solicitation and Revocability of Proxies

     The accompanying proxy is solicited by the Board of Directors (the "Board") of The Wiser Oil Company (the "Company") in connection with its Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting") to be held on May 21, 2001 at 3:00 p.m. at the Petroleum Club, 2200 Ross Avenue, 40th Floor, Dallas, Texas 75201. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is April 12, 2001.

     If the accompanying proxy is duly executed and returned, the shares of Common Stock and Preferred Stock of the Company represented thereby will be voted in accordance with the Board of Directors' recommendations herein set forth and, where a specification is made by the stockholder as provided therein, will be voted in accordance with such specification. A proxy may be revoked by the person executing it at any time before it has been exercised, but the revocation of the proxy will not be effective until written notice thereof has been given to Joyce M. Moore, Secretary, The Wiser Oil Company, 8115 Preston Road, Suite 400, Dallas, TX 75225. If a stockholder attends the Annual Meeting, the stockholder may revoke the proxy and vote in person.

Shares Outstanding and Voting Rights

     As of March 30, 2001, 9,094,445 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") and 600,000 shares of the Company's Series C Cumulative Convertible Preferred Stock, par value $10.00 per share (the "Preferred Stock") were outstanding. The Common Stock and Preferred Stock constitute the only classes of voting securities of the Company. Only stockholders of record as of the close of business on March 30, 2001 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. Holders of Common Stock are entitled to one vote for each share so held. Holders of Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which such holder's shares of Preferred Stock would have been converted under the provisions of the Certificate of Designations establishing the Preferred Stock (whether or not such holder is then entitled to convert such shares under such provisions) at the conversion price in effect on the Record Date. Under the Certificate of Designations, any holder of the Preferred Stock may convert all or any portion of the Preferred Stock held by such holder into a number of shares of Common Stock computed by dividing (x) the total liquidation value (plus the aggregate accrued but unpaid dividends, if any) represented by the shares of Preferred Stock to be converted by (y) the conversion price then in effect. As of the Record Date, the liquidation value per share of Preferred Stock is $25.00 and the conversion price per share of Preferred Stock is $4.25. Therefore, the 600,000 shares of Preferred Stock outstanding as of the Record Date have an aggregate of 3,529,411 votes in the election of directors.

     Holders of Common Stock or Preferred Stock of the Company do not have cumulative voting rights with respect to the election of Directors.

Required Affirmative Vote and Voting Procedures

     The holders of a majority of the outstanding shares of Common Stock and Preferred Stock, present in person or represented by proxy, are necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.


     With regard to "Proposal 1. Election of Directors", votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. In accordance with the Company's bylaws and Delaware law, the nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at the Annual Meeting, up to the number of Directors to be elected, will be elected as Directors of the Company. Any abstentions or broker non-votes will have no effect on the election of Directors. The Board of Directors recommends that stockholders vote FOR the election of its nominees for director.

     With regard to "Proposal 2. To Approve Amendments to the 1991 Non-Employee Directors' Stock Option Plan" and "Proposal 3. To Approve Amendments to the 1991 Stock Incentive Plan", the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required to approve the plan amendments. Shares represented by broker non-votes (or other limited proxy) will not be considered entitled to vote on the proposals to approve the plan amendments. Therefore, abstentions will have the same effect as votes against the proposal, while broker non-votes will not be counted and will have no effect on the outcome of the vote on Proposal 2 and Proposal 3. The Board of Directors recommends that stockholders vote FOR the amendments specified in Proposal 2 and Proposal 3.

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of seven Directors. A class of two directors are to be elected at the Annual Meeting to serve for three-year terms. The Board of Directors has nominated A. W. Schenck, III and Eric D. Long for election to the Board to serve until the Annual Meeting in 2004, and until their successors are duly elected and qualified. Mr. Schenck is a current member of the Board whose term ends at the meeting. Mr. Long has been nominated by the Company as the successor to Mr. Jon L. Mosle, Jr., whose term ends at the meeting. Mr. Mosle has informed the Company that he will be retiring from his position as a Director of the Company effective upon the election of his successor.

     Unless authority to do so is withheld, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named. If any of the nominees become unable to serve or for good cause will not serve, the persons named as proxies in the accompanying proxy intend to vote for such substitute nominees as the Board may propose, unless the Board adopts a resolution reducing the number of Directors.

     The Company has been advised by WIC, as herein defined (see "Beneficial Ownership of Common Stock"), that WIC intends to vote all of its 1,539,164 shares of Common Stock and all of the 2,470,588 shares of Common Stock underlying the Preferred Stock owned by DS&P for which DS&P has appointed WIC as its attorney-in-fact and proxy pursuant to a voting agreement by and between WIC and DS&P, for the nominees named or for such substitute nominees as the Board may propose, unless the Board adopts a resolution reducing the number of Directors. See "WIC and DS&P Voting Agreement" herein.

     Set forth below is certain information as of the Record Date, concerning the two nominees for election at the Annual Meeting and the five Directors of the Company whose terms will continue after the meeting, including information with respect to the principal occupation or employment of each nominee or Director during the past five years. Except as otherwise shown, each of the nominees and Directors has held the positions shown for at least the past five years. Messers. Hickox, Schreiber and Smith became Directors of the Company in 2000 as a result of the Purchase Transactions discussed herein. See "Certain Relationships and Related Transactions" and "The Transaction with Wiser Investment Company."

    Nominees for Election as Directors for Three-Year Term Expiring in 2004


               Director       Principal Occupation
   Name          Since   Age  and other Directorships
   ----        --------  ---  -----------------------

Eric D. Long              42  Chief Executive Officer, President and Director
               --------       of USA Compression, a lease, service and
                              packaging natural gas compressor company, August
                              1998 -Present; Investments and forming USA
                              Compression, 1996-1998; Vice President of Business
                              Development and Director of Global Compression
                              Services, Inc., a lease, service and package natural gas compressor company, 1993 - 1996; Held a variety of senior officer level operating positions with Hanover Energy, Inc., an energy investment company, 1987 - 1992.

A. W. Schenck, III  1986  57  President and Chief Executive Officer of
                              Tradenable and i-Escrow, Inc., financial service companies, and Director of Tradenable, since August 2000. Chairman and Chief Executive Officer of Fleet Mortgage Group, a mortgage company, December 1997 - August 2000. Held various executive positions with Great Western Financial Corp., a thrift savings company, August 1995-August 1997.

Recommendation of the Board of Directors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE TWO
                                                   ---
NOMINEES NAMED ABOVE. Proxies solicited by the Board of Directors will be voted in favor of approval of the Nominees unless stockholders specify otherwise.

                      Directors Whose Terms Expire in 2003



                        Director        Principal Occupation
Name                     Since    Age   and other Directorships
----                    --------  ---   -----------------------
C. Frayer Kimball, III    1972     66   Owner and Vice President of Petroleum
                                        Engineers, Inc., Lafayette, Louisiana, a consulting engineering firm; Owner and
                                        Vice President of Triumph Energy, Inc.,
                                        a producer of oil and gas.

Scott W. Smith            2000     43   Principal of Sabine Energy Company, a
                                        private equity firm focused on
                                        investment opportunities in the energy
                                        business, March 1998 - Present; Manager
                                        of Land Marketing for O'Sullivan Oil and
                                        Gas, December 1996 to February 1998;
                                        Land Manager for Triad Energy
                                        Corporation, December 1989 to November
                                        1996.


                      Directors Whose Terms Expire in 2002

                        Director        Principal Occupation
Name                     Since    Age   and other Directorships
----                    --------  ---   -----------------------
Richard R. Schreiber      2000     45   Partner of DS&P, a private equity firm
                                        focused on restructuring and
                                        recapitalization transactions. Prior to
                                        1982, was an industrial real estate
                                        broker and later joined Coldwell Banker
                                        in the same capacity. Active in
                                        negotiating, purchasing and structuring
                                        of the acquisition financing of DS&P's
                                        investments. Presently Chairman of the
                                        Board of Directors of New Piper
                                        Aircraft, Inc. and director of several
                                        other privately held companies.

Lorne H. Larson           1995     65   Independent consultant since December
                                        1999; Chairman of ProGas Limited, a
                                        Calgary, Alberta, Canada-based company
                                        involved in natural gas marketing, June
                                        1998-November 1999; President and Chief
                                        Executive Officer of ProGas Limited,
                                        January 1986 to May 1998; and Director
                                        of The CGU Insurance Company of Canada,
                                        a property and casualty insurance
                                        company, since April 1994.

George K. Hickox, Jr.     2000     42   Chairman of the Board and Chief
                                        Executive Officer of the Company, since
                                        May 26, 2000; Chairman of the Board and
                                        Chief Executive Officer of The Wiser Oil
                                        Company of Canada since August 2000.
                                        Since 1991, has been a principal in
                                        Heller Hickox Dimeling

                                        Schreiber & Park, a private equity
                                        investment firm. Presently a director of NATCO Group, Inc., a publicly traded NYSE company, and an officer and director of several privately held companies. In early 1980's, worked for Texas Oil & Gas Corporation and InterFirst Bank Houston N.A.;
                                        thereafter, was Vice President at
                                        Copeland, Wickersham & Wiley where he
                                        focused on restructuring transactions
                                        and mergers and acquisitions.

Board of Directors and its Committees

     The Board of Directors has an Audit Committee, Executive Committee, and a Compensation Committee, but does not have a Nominating Committee. The Board of Directors held four meetings in 2000. Three of the seven Directors, Messrs. Kimball, Larson and Mosle, attended all meetings of the Board and Committees of which they are members during the period they served on such. Mr. Schenck attended two meetings.

     Audit Committee. During 2000, the Audit Committee consisted of Messrs. Larson, Mosle, and Schreiber (the "Audit Committee". The Audit Committee reviewed reports and recommendations of the Company's independent auditors as well as the scope of their review and their compensation, and also met with representatives of management as appropriate. During 2000, the Audit Committee held four meetings. See "Audit Committee Report" herein.

     Compensation Committee. During 2000, the Compensation Committee consisted of Messrs. Mosle, Kimball and Schenck. The Compensation Committee reviewed and recommended to the Board of Directors the remuneration of the executive officers of the Company and administered the Company's 1991 Stock Incentive Plan, 1997 Share Appreciation Rights Plan, 1991 Non-Employee Directors' Stock Option Plan and Equity Compensation Plan for Non-Employee Directors. During 2000, the Compensation Committee held one meeting. See "Compensation Committee Report" contained herein.

     Executive Committee. The Company has an Executive Committee of the Board created pursuant to terms of the Stockholder Agreement. See "Certain Transactions -- The Management Agreement between the Company and WIC." George
K. Hickox, Jr., Scott W. Smith, Richard R. Schreiber and C. Frayer Kimball, III are members of the Executive Committee. A. Wayne Ritter serves as an advisory member of the Executive Committee. The Executive Committee has and exercises all powers and authority of the Board in management of the business and affairs of the Company on matters which by law do not need whole Board approval. In addition, Executive Committee approval is required to approve operating or capital expenditures exceeding $1,000,000 per transaction, unless such expenditures were specifically approved by the Board as part of the Annual Budget. Whole Board approval is required to approve (i) any operating or capital expenditure or series of related expenditures exceeding $2,500,000, unless such expenditure or expenditures were specifically approved by the Board as a part of the Annual Budget, (ii) the nomination of members for election to the Board, (iii) the filling of vacancies of the Board, the Executive Committee or other Board committee, and (iv) transactions between the Company, on the one hand, and any Purchaser or any affiliate of any Purchaser, on the other hand. No meetings were held by the Executive Committee during 2000. See "The Transaction With Wiser Investment Company" contained herein.

     Compensation Committee Interlocks and Insider Participation. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served on the Board of Directors of the Company.

                              EXECUTIVE OFFICERS

     The following is a list of the names and ages of all the executive officers of the Company, indicating all positions and offices with the Company held by each such person and each such person's principal occupation or employment during the past five years. The executive officers of the Company are elected each year by the Board of Directors at its first meeting following the Annual Meeting of Stockholders to serve during the ensuing year and until their respective successors are elected and qualified. Pursuant to the Management Agreement, as further discussed herein, WIC caused Mr. Hickox to serve as the Chief Executive Officer of the Company and to enter into an employment agreement with the Company. See "Employment Agreements" and "Changes in Company Management" herein. None of the other persons listed has served or is serving as an officer as a result of any arrangement or understanding between him and any other person pursuant to which he was selected as an officer.

                              Positions and Offices Held and Principal
Name                    Age   Occupation or Employment During Past Five years
----                    ---   -----------------------------------------------
George K. Hickox, Jr.    42   Chairman of the Board and Chief Executive
                              Officer of the Company, since May 26, 2000;
                              Chairman of the Board and Chief Executive Officer of The Wiser Oil Company of Canada since August
                              2000. Since 1991, has been a principal in Heller
                              Hickox Dimeling Schreiber & Park, a private equity investment firm. Presently a director of NATCO
                              Group, Inc., a publicly traded NYSE company, and an officer and director of several privately held companies. In early 1980's, worked for Texas Oil
                              & Gas Corporation and InterFirst Bank Houston
                              N.A.; thereafter, was Vice President at Copeland,
                              Wickersham & Wiley where he focused on
                              restructuring transactions and mergers and acquisitions.

A. Wayne Ritter          60   President of the Company since May 26, 2000;
                              President and Director of The Wiser Oil Company of
                              Canada since August 2000; Vice President,
                              Acquisitions and Production of the Company, August
                              1993 - May 2000; Vice President in Charge of
                              Acquisitions of the Company, September 1991 -
                              August 1993.

Richard S. Davis         47   Vice President of Finance of the Company since
                              July 2000; Vice President of Finance of The Wiser
                              Oil Company of Canada since August 2000;
                              Controller of the Company, February 1997 - July
                              2000. Controller of Gemini Exploration Company, an oil and gas exploration and production company, August 1994 - February 1997.

                           SECTION 16(a) COMPLIANCE
                        BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange (the "NYSE") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by the Commission regulations to furnish the Company
with copies of all Section 16(a) forms they file.   Based solely on a review of
the copies of such reports furnished to the Company, the Company believes that, during the year ended December 31, 2000, all of the Company's directors, executive officers, and greater-than-ten-percent beneficial owners were in compliance with the Section 16(a) filing requirements.

                            EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Company in 1998, 1999 and 2000 to its President and Chief Executive Officer and each other executive officer of the Company whose aggregate salary and bonus exceeded $100,000 in 2000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                                                               Compensation
                                                    Annual Compensation           Awards
                                                    -------------------           ------
                                                                               Number of
                                                                               Securities
                                                                Other Annual   Underlying         All Other
Name and Principal Position        Year  Salary ($)  Bonus ($)  Compensation  Options/SARs (#)  Compensation
---------------------------------  ----  ----------  ---------  ------------  ----------------  ------------

George K. Hickox, Jr.              2000   $      1      -0-      $10,547(3)            -0-                -0-
    Chairman, and Chief Executive
    Officer after
    May 26, 2000 (1)(2)
Andrew J. Shoup, Jr.               2000     84,618      -0-                            -0-      $  1,005,821(4)
    President and Chief Executive  1999    200,005(5)   -0-                        50,000              6,664(7)
    Officer until May 26, 2000     1998    299,250      -0-                            -0-             8,610
     (1)
A. Wayne Ritter                    2000    183,000     500 (6)                         -0-             6,933(8)
    President after May 26, 2000;  1999    183,000      -0-                        50,000              5,844(7)
    Vice President, Acquisitions   1998    183,000      -0-                            -0-             5,903
    And Production until
    May 26, 2000 (1)
Richard S. Davis                   2000    107,853  17,833 (9)                         -0-             1,972(8)
    Vice President of Finance
    After July 6, 2000 (9)
Lawrence J. Finn (10)              2000     87,234      -0-                            -0-           702,782(11)
    Vice President, Finance and    1999    162,000      -0-                        50,000              5,043(7)
    Chief Financial Officer until  1998    162,000      -0-                            -0-             5,088
    June 30, 2000
Allan J. Simus (12)                2000     81,300      -0-                            -0-           549,093(13)
    President of The Wiser Oil     1999    168,000      -0-                        35,000             15,842(14)
    Company of Canada until        1998    168,000      -0-                            -0-            13,442
    June 30, 2000

(1) Mr. Shoup resigned as President and CEO of the Company effective May 26, 2000, at which time Mr. Hickox became the Company's Chairman and CEO and Mr. Ritter became the President of the Company.
(2)  See 2000 Compensation for Chief Executive Officer.
(3) Consists of the following pursuant to Mr. Hickox's employment agreement with the Company: (a) $10,547 representing the amount paid by the Company to provide Mr. Hickox with alternative housing in Dallas, Texas. Mr. Hickox has the use of a company owned vehicle when in Dallas. See "Employment Agreements" herein.
(4) Consists of (a) $2,539 representing matching contributions by the Company in 2000 under the Company's 401K plan, (b) $360 representing the dollar value of life insurance premiums paid by the Company in 2000 for the benefit of Mr. Shoup, (c) $150,772 representing payments by the Company under the Company's Pension Restoration Plan upon Mr. Shoup's retirement,
     (d) $14,150 representing payments by the Company under the Company's Savings Restoration Plan upon Mr. Shoup's retirement, and (e) $838,000 representing payments by the Company of three years of salary and one year of benefits as a parachute payment pursuant to Mr. Shoup's employment agreement with the Company.
(5) Mr. Shoup voluntarily reduced his annual salary from $299,250 to $200,005 for 1999.
(6)  Mr. Ritter received a $500 Christmas bonus.
(7) Consists of (a) matching contributions by the Company in 1999 to the accounts of Mr. Shoup $4,800, Mr. Ritter $2,112, and Mr. Finn $4,800 under the Company's Savings Plan and (b) matching contributions by the Company in 1999 to the accounts of Mr. Shoup $1,315 and Mr. Ritter $3,378 under the Company's non-qualified Restoration Plan and (c) the dollar value of life insurance premiums paid by the Company in 1999 for the benefit of Mr. Shoup $549, Mr. Ritter $354 and Mr. Finn $243.
(8) Consists of (a) matching contributions by the Company in 2000 to the accounts of Mr. Ritter $2,112, and Mr. Davis $1,584 under the Company's Savings Plan and (b) matching contributions the Company in 2000 to the account of Mr. Ritter $4,223 under the Company's non- qualified Savings Restoration Plan and (c) the dollar value of life insurance premiums paid by the Company in 2000 for the benefit of Mr. Ritter $598 and Mr. Davis $388.
(9) Mr. Davis was elected Vice President of Finance on July 6, 2000. Mr. Davis received a retention bonus of $17,333 prior to being elected Vice President and also received a $500 Christmas bonus.
(10) Mr. Finn resigned as Vice President, Finance and Chief Financial Officer effective June 30, 2000.
(11) Consists of (a) $12,462 representing accrued vacation pay earned prior to Mr. Finn's resignation from the Company, (b) $183 representing the dollar value of life insurance premiums paid by the Company in 2000 for the benefit of Mr. Finn, (c) $2,990 representing matching contributions under the Company Savings Plan, and (d) $687,147 representing payment by the Company of three years of salary and one year of benefits as a parachute payment pursuant to Mr. Finn's employment agreement with the Company.
(12) Mr. Simus resigned from his position with the Company effective June 30, 2000. Mr. Simus was not directly employed by the Company. All amounts reported as salary were earned by him as President of The Wiser Oil Company of Canada, the subsidiary through which the Company conducts its Canadian operations. All amounts are in U.S. dollars.
(13) Consists of (a) $14,991 representing accrued vacation pay earned prior to Mr. Simus' resignation from the Company, (b) $322 representing the dollar value of life insurance premiums paid by The Wiser Oil Company of Canada in 2000 on two life insurance policies for his benefit, (c) $5,777 representing The Wiser Oil Company of Canada's contribution to the Defined Contribution Pension Plan, and (d) $528,003 representing payments by the Company of three years of salary and one year of benefits as a parachute payment pursuant to Mr. Simus' employment agreement with the Company.
(14) Consists of (a) $15,175 representing The Wiser Oil Company of Canada's contribution to the Defined Contribution Pension Plan and (b) $667 representing the dollar value of life insurance premiums paid by The Wiser Oil Company of Canada in 1999 on two life insurance policies for his benefit.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No stock options or freestanding SARs were granted by the Company to the Named Executive Officers in 2000.

    OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES

     The following table provides information, with respect to each Named Executive Officer, concerning unexercised options/SARs held as of the end of the fiscal year ended December 31, 2000. Mr. Finn exercised SAR's in 2000. No other Named Executive Officer exercised any options during 2000.

                           Number of                        Number of Securities             Value of Unexercised
                          Securities                       Underlying Unexercised                In-the-Money
                         with respect       Value       Options/SARs at FY-End (#)(1)    Options/SARs at FY-End ($)(2)
                         to which SARs     Realized
Name                    were Exercised       ($)        Exercisable     Unexercisable     Exercisable    Exercisable
----                    --------------     --------     -----------     -------------     -----------    -----------

George K. Hickox, Jr.                                          -0-                -0-        $   -0-           $-0-
Andrew J. Shoup, Jr.                                       230,000                -0-            -0-            -0-
    (3)                                                     37,250                -0-          9,313            -0-
A. Wayne Ritter                                            230,000                -0-            -0-            -0-
                                                            50,000                -0-         12,500            -0-
Richard Davis                                                5,000                -0-          1,250            -0-
Lawrence J. Finn           12,500          $4,750
                                                           120,000                -0-            -0-            -0-
                                                            37,250                -0-          9,313            -0-
Allan J. Simus                                             130,000                -0-            -0-            -0-
                                                            26,075                -0-          6,529            -0-

(1) Represents the number of shares of the Company's Common Stock underlying the options and SARs held by the Named Executive Officer.
(2) The closing price for the Company's Common Stock as reported by the NYSE on December 31, 2000 was $5.25. Value is calculated on the basis of the difference between $5.25 and the option/SAR exercise price of an "in-the-money" option/SAR multiplied by the number of shares of Common Stock underlying the option/SAR.
(3) Pursuant to the terms of a Letter Agreement between the Company and Mr. Shoup dated January 2, 2001, Mr. Shoup surrendered 110,000 high priced options to the Company (70,000 shares from a 1994 grant at an option price of approximately $18.13 per share and 40,000 shares from 1997 grant at an option price of approximately $19.69 per share). The remainder of Mr. Shoup's shares are exercisable until June 1, 2003.

Pension Benefits

     Each Named Executive Officer is covered by the Company's Retirement Income Plan (the "Retirement Plan"), a non-contributory defined benefit pension plan providing retirement benefits to substantially all Company employees (other than employees who are members of a collective bargaining unit or are nonresident aliens with respect to the United States). Effective October 1, 2000, the Retirement Plan (which previously had been "frozen" to eliminate the accrual of benefits for periods of employment after December 31, 1998) was amended to resume accruing benefits on a so-called cash balance plan basis for periods of employment after September 30, 2000. Under the amended Retirement Plan, a hypothetical cash balance account is established for each participant to determine the retirement income benefit to be accrued for such participant. In general, as of October 1, 2000, the cash balance account of each participant was credited with an amount equal to the actuarial equivalent as of September 30, 2000 (using actuarial assumptions specified under the Retirement Plan), of his or her benefit previously accrued under the frozen Retirement Plan. After the establishment of a participant's initial cash balance account, for each full calendar quarter of employment beginning after September 30, 2000, the participant's cash balance account will be credited with an amount equal to 3% of his or her covered compensation for such quarter, plus 1.5% of the amount credited to his or her cash balance account as of the end of the prior quarter. For Retirement Plan purposes, covered compensation generally means basic monthly compensation, excluding (i) bonuses and all other forms of special or extraordinary compensation, and (ii) amounts in excess of the qualified plan maximum allowable annual amount (being $170,000 for 2000). The benefit payable to a participant under the Retirement Plan is the lump sum payment or actuarially equivalent annuity benefit (using actuarial assumptions specified under the Retirement Plan) that can be provided by the amount credited to the participant's cash balance account as of his or her benefit commencement date. The Retirement Plan provides for normal retirement at age 65, and permits early retirement on or after attaining age 55. No reduction due to age is made to an early retirement benefit that commences after the attainment of age 62.

     Certain executives of the Company also participate in the Company's Retirement Restoration Plan (the "Retirement Restoration Plan"). The Retirement Restoration Plan is a nonqualified deferred compensation plan. The participants in the plan are the Chief Executive Officer and any other employee of the Company (i) who is a participant in the Retirement Plan, (ii) whose annual salary is at least $150,000, and (iii) who has been designated by the Chief Executive Officer to participate in the plan. For 2000, Mr. Ritter was the only Named Executive Officer who was a participant in the Retirement Restoration Plan.

     In order to comply with the tax qualification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the maximum annual retirement benefit that may be accrued and that the Company can fund, and the maximum compensation that may be used in determining future benefit accruals, under the Retirement Plan are subject to certain limitations. The Retirement Restoration Plan provides for the payment of benefits equal to the amount by which (i) the value of the benefits that would have been payable to a participant under the Retirement Plan if such benefits were not limited by such maximum compensation and maximum benefit limitations, exceeds (ii) the value of the benefits actually payable under the Retirement Plan.

     Benefits under the Retirement Restoration Plan normally are paid concurrently with the payment of benefits under the Retirement Plan. However, if a participant's employment terminates (other than by reason of death, retirement or disability) within two years following a Change of Control (as defined in the Retirement Restoration Plan), the value of such participant's Retirement Restoration Plan benefits will be distributed to such participant in a single lump sum within 60 days following such termination of employment. Retirement Restoration Plan benefits are payable from the general assets of the Company.

     Based upon the actuarial assumptions presently being used to fund the Retirement Plan and assuming continued employment to age 65, the estimated combined annual retirement benefits payable under the Retirement Plan and the Retirement Restoration Plan in the form of a single life annuity commencing at age 65 would be $23,546 per year for Mr. Ritter, $17,735 per year for Mr. Davis, and less than $5 per year for Mr. Hickox. In June of 2000, Mr. Shoup commenced receiving a joint and 50% survivor annuity benefit under the Retirement Plan in the amount of $1,822 per month, and received a lump sum distribution of his benefit under the Retirement Restoration Plan in the amount of $150,772. In July of 2000, Mr. Finn commenced receiving a joint and 100% survivor annuity benefit under the Retirement Plan in the amount of $625 per month.

     Mr. Simus, as an employee of The Wiser Oil Company of Canada, does not participate in the Retirement Plan or the Retirement Restoration Plan.

Directors' Compensation

     Directors who are not employees of the Company receive an Annual Retainer of $12,000, which is payable in quarterly installments of $3,000 each, with the first payment being made in May of each year, and $1,000 for each meeting of the Board of Directors or any Committee of the Board attended. Each Chairman of a
Committee of the Board receives an additional annual fee of $1,000.   Directors
who are employees of the Company or a subsidiary do not receive a retainer or fee for serving on the Board or Committees, for attending meetings of the Board or Committees or for serving as Chairman of a Committee.

     In 1996, the Company adopted The Wiser Oil Company Equity Compensation Plan for Non-Employee Directors (the "Equity Plan"), which allows non-employee Directors to make irrevocable elections prior to the beginning of each plan year to receive their Annual Retainers (i) all in cash, (ii) all in Phantom Shares or
(iii) 50% in cash and 50% in Phantom Shares, and to defer payment of taxes on the equity portion to a subsequent date. A "Phantom Share" is an unsecured, unfunded and nontransferable right to receive from the Company one share of Common Stock, which right will automatically be exercised upon the earlier to occur of (i) the termination of the holder's service as a Director for any reason or (ii) a "Change in Control" of the Company, as defined in the Equity Plan. Non-employee Directors have no right to convert Phantom Shares into Common Stock prior to such time. The number of Phantom Shares that may be acquired by a non-employee Director on any Annual Retainer payment date is determined by dividing the amount of the Annual Retainer, or portion thereof, that the Director has elected to receive in Phantom Shares by the fair market value of a share of Common Stock on the payment date of the Annual Retainer, rounded downward to the nearest whole number. Phantom Shares are fully vested upon issuance. Holders of Phantom Shares receive payments of cash or other property equivalent to dividends paid on outstanding shares of Common Stock, but have no voting or other rights of stockholders with respect to the Phantom Shares. A maximum of 25,000 shares of Common Stock may be issued upon the conversion of Phantom Shares under the Equity Plan. For 2000, Messrs. Mosle, Larson and Schenck each elected to receive his $12,000 Annual Retainer in Phantom Shares and due to limited shares remaining for issuance, each was credited with 1,066 Phantom Shares under the Equity Plan and were paid cash for the remainder of their retainer. This Plan has a balance of 1,862 Phantom Shares.

     The 1991 Non-Employee Directors' Stock Option Plan as amended, (the "Directors' Plan") is intended to enhance the mutuality of interests between the Directors and stockholders of the Company and to assist the Company in attracting and retaining able Directors. Under the Directors' Plan, on the first business day following each Annual Meeting of Stockholders, each Director who is not an employee of the Company or a subsidiary is granted a nonstatutory stock option to purchase 1,500 shares of Common Stock at an option price equal to the fair market value of the Common Stock on the date the option is granted. The Directors' Plan also provides for the grant of an option to purchase 5,000 shares of Common Stock to each newly elected non-employee Director upon such person's initial election to the Board. In February 1997, the Directors' Plan was amended to provide for, in addition to the annual and initial option grants described above, a one-time grant on the date of the 1997 Annual Meeting of Stockholders to each non-employee Director serving on that date of an option to purchase, at an exercise price equal to the fair market value of the Common Stock on the date of grant, a number of shares of Common Stock equal to 5,000 less the number of shares covered by all options previously granted to such Directors under the Directors Plan. All options granted under the Directors' Plan become exercisable six months from the date of grant and expire ten years from the date of grant. The Directors' Plan provides that, upon termination of service as a Director for any reason other than removal for cause, all outstanding options previously granted to the non-employee Director under the Directors' Plan will become immediately exercisable in full and will remain exercisable until the earlier to occur of the original expiration date of the option or three years from the date of termination of service, provided that if a Director voluntarily retires or resigns the post-termination of service exercise period may not exceed the duration of such Director's period of service as a Director of the Company. The Directors' Plan also provides that, upon removal of a Director for cause, all unvested options will immediately terminate and all unexpired vested options will be exercisable for a period of 90 days after removal. The total number of shares which may be issued under the
Directors' Plan is limited to 65,000 shares of Common Stock.   No shares have
been available for granting since May 18, 1999. The Directors' Plan is proposed to be amended. See "Proposal 2. To Approve Amendments to 1991 Non-Employee Directors' Stock Option Plan" below.

Employment Agreements

     George K. Hickox Jr. entered into an employment agreement with the Company effective May 26, 2000. The employment of Mr. Hickox is for a two year period commencing on the date of the agreement, unless extended by mutual agreement of the parties or terminated in accordance with the terms thereof. During the employment term, Mr. Hickox will serve as Chief Executive Officer and (to the extent elected or appointed as a director of the Company) Chairman of the Board of the Company, accountable only to the Board. The Employment Agreement requires that Mr. Hickox devote a substantial majority of his time and attention to the business affairs of the Company. The Company acknowledges that Mr. Hickox has outside business interests and has agreed he may devote a portion of his time and attention to such business interests provided they do not materially interfere with the performance of his duties under the Employment Agreement. During the employment term, the Company will pay to Mr. Hickox for his services a base salary at the rate of $1.00 per year, provided that such base salary may be adjusted from time to time by the Board at its discretion.
In addition to base salary, Mr. Hickox will be entitled to participate in all employee benefit plans and programs provided by the Company to its executive officers generally, subject to terms, conditions and administration of such plans and programs. However, Mr. Hickox has agreed that, unless otherwise determined by the Board, he will not be entitled to receive any stock options, restricted stock or other similar stock-based awards under the Company's stock incentive plans. The Employment Agreement also contains provisions regarding the Company furnishing an automobile and housing for Mr. Hickox's use in Dallas, and the reimbursement by the Company of certain of his travel expenses. The Board may terminate Mr. Hickox's employment for cause, and Mr. Hickox has the right to terminate his employment at any time by providing at least 30 days prior written notice.

     A. Wayne Ritter entered into an employment agreement with the Company effective January 24, 1994. The employment agreement, which was amended effective June 1, 1999, provided that Mr. Ritter would serve as Vice President, Acquisitions and Production of the Company through the close of business on June 1, 2000, unless such term is extended by agreement of the parties for an annual salary not less than his salary in effect on April 1, 1997. On May 26, 2000, Mr. Ritter was appointed to the position of President of the Company. The agreement also provides that Mr. Ritter will be covered by such employee benefit plans as are applicable to executive employees of the Company.


                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee, which is comprised of three non-employee directors of the Company, is responsible for structuring, recommending and evaluating the Company's executive compensation policy and strategy.

     All positions, including executive positions are reviewed on an annual basis. Each position is assigned salary grades and ranges, and compared on the basis of job descriptions to similar positions in compensation/benefits surveys of a peer group of comparable companies within the energy industry. The Committee reviews industry standards, increases in cost of living and the Company's goal to approximate the median of competitive practices with respect to base salaries.

     The executive compensation program is founded upon the same guidelines as that of all employees. The goals of the Compensation Committee are to ensure that the compensation provided to the Company's executive officers integrates with Wiser's annual and long-term performance objectives, to reward superior performance, while at the same time motivating and retaining key executives with exceptional leadership abilities. The Company's policy is to pay executive officers a base salary with performance rewarded by cash incentive bonuses, stock options and/or share appreciation rights (SAR's) after a review of all indices of performance.


     Section 162(m) of the Code generally limits (to $1 million per covered executive) the deductibility for federal income tax purposes of annual compensation paid to a Company's chief executive officer and each of its other four most highly compensated executive officers. The $1 million deduction limit does not apply, however, to "performance-based compensation" as that term is defined in Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee does not presently anticipate that the compensation of any executive officer will materially exceed the cap on deductibility imposed by Section 162(m) of the Code during fiscal 2001. The Company will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to Section 162(m) of the Code. Where it deems advisable, the Company will take appropriate action to maintain the tax deductibility of its executive compensation.

     Each year, the Compensation Committee recommends base salaries at levels within the competitive market range of comparable companies. Other factors taken into consideration in establishing base salaries are responsibilities delegated to the executive, length of service, individual performance and internal equity considerations.

     Executive officers are eligible to receive cash bonuses following each fiscal year in which the Company meets or exceeds its annual net income goal established by the Board of Directors. Bonuses are based on the overall performance of the Company relative to expectations and on individual overall contributions to 2000 results. Operating cash flow, reserve replacement and increases in reserve values are primary performance measures providing the basis for determination of the amounts of incentive awards. Performance measures and goals are reevaluated annually, and in making an award, the Committee may reflect other relevant performance results as identified in the following paragraph.

     Due to the effect of uncontrollable factors in the oil and gas industry, such as oil and gas prices, an evaluation of Company performance based on only one or two measures may not provide a complete analysis of overall Company performance. The Committee annually reviews other important indicators of performance, such as earnings per share, return of invested capital, reserve growth, lease operating expenses, finding costs, and administrative expenses. Based on the results of these assessments and an evaluation by the Committee of individual executive performance, the Committee may adjust awards to reflect individual performance.

     Stock ownership is an important component for ensuring that executives' interests are aligned with shareholders. In an effort to facilitate stock ownership for executives, the Company provides stock options primarily as long-term incentive reward vehicles. The Committee considers a number of factors in determining stock option awards, including the Company's success in achieving annual and strategic goals, assessment of executive contributions to the Company, the level of the executive's commitment to owning Company stock and the expected future role and contribution of the executive to the overall success of the Company.

     Base salary for executive officers is determined by the competitive factors and marketplace, as discussed above. Mr. Davis was elected vice president of finance in July 2000. Because of this promotion, he received a salary increase of $12,493 when the Compensation Committee met in September 2000. There were no other salary increases or incentive bonuses grant by the Committee to executive officers for 2000.

2000 Compensation for the Chief Executive Officer

     George K. Hickox Jr. entered into an employment agreement with the Company effective May 26, 2000. During the employment term, the Company will pay to Mr. Hickox for his services a base salary at the rate of $1.00 per year, provided that such base salary may be adjusted from time to time by the Board at its discretion. In addition to base salary, Mr. Hickox will be entitled to participate in all employee benefit plans and programs provided by the Company to its executive officers generally, subject to terms, conditions and administration of such plans and programs. However, Mr. Hickox has agreed that, unless otherwise determined by the Board, he will not be entitled to receive any stock options, restricted stock or other similar stock-based awards under the Company's stock incentive plans. See "Employment Agreements" herein.

     Mr. Hickox's salary was not adjusted in 2000.



     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interest. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately. This balanced executive compensation program provides a competitive and motivational compensation package to the executive officer team necessary to continue to produce the results the Company strives to achieve.

                         By the Compensation Committee:
                          Jon L. Mosle, Jr., Chairman
                             C. Frayer Kimball, III
                               A. W. Schenck, III

                             AUDIT COMMITTEE REPORT

     As members of the Audit Committee of the Board of Directors, we are responsible for helping to ensure the reliability of the Company's financial statements and overseeing the Company's financial process on behalf of the Board of Directors. The Audit Committee is responsible for, among other things, reviewing with the auditors the plan and scope of the audit, fee schedules, monitoring the adequacy of reporting and internal controls, and meeting periodically with independent auditors with and without management present. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In keeping with these goals, the Board of Directors has adopted a written charter (Appendix A) for the Audit Committee to follow. Under the rules of the NYSE, all of the members of the Audit Committee are independent.

Review and Discussions

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management. It has also discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee has received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence.

     In an effort to maintain the accountant's independence, the Audit Committee has considered whether Andersen LLP's rendering of non-audit services is compatible with maintaining its independence. We have concluded that the rendering of both types of services does not result in a conflict.

Fees paid to the Independent Public Accountant for the Fiscal Year 2000

     Audit Fees. The Company paid Andersen LLP $160,000 during the fiscal year ended December 31, 2000 for the audit and review of Forms 10-Q.

     Financial Information Systems Design and Implementation Fees. Andersen LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

     All Other Fees. The aggregate fees billed for services rendered by Andersen LLP during the fiscal year ended December 31, 2000, other than the services covered above were $67,050.

Recommendation to Include Audited Financial Statements in Annual Report

     Based upon its review of the report of the independent accountants and its discussions with management and the independent accountants, the Committee recommended that the Board of Directors include the audited financial statements along with management's discussion in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Commission.

                              The Audit Committee
                           Lorne H. Larson, Chairman
                               Jon L. Mosle, Jr.
                              Richard R. Schreiber

     The following graph compares yearly percentage change in the cumulative total return on the Company's Common Stock during the five fiscal years ended December 31, 2000, with the cumulative total return of the Broad Market Index, which is an index of companies on the S&P 500 Index, and an index of peer companies selected by the Company.

                                 Stock Performance Graph

                                                        December 31
                              1995        1996        1997         1998        1999        2000
The Wiser Oil Company        $ 100     $165.99     $119.58      $ 18.30     $ 21.53     $ 45.22
Peer Group Index               100      157.32      144.51        78.41       96.50      217.70
Broad Market Index             100      122.96      163.98       210.84      255.22      231.98

     Companies in the peer group are as follows: Equity Oil Company; Forest Oil Corporation; Plains Resources, Incorporated; Swift Energy Company; and Tom Brown, Inc. The Stock Performance Graph and calculations were provided to the Company by Media General Financial Services. The graph and calculations assume $100 invested at the closing sale price on December 31, 1995, and reinvestment of dividends.

Certain Relationships and Related Transactions

     The Stock Purchase Agreement and Warrant Purchase Agreement with WIC and DS&P. Messers. Hickox, Smith and Heller, as managers of WIC, and Messers. Dimeling, Schreiber and Park as partners of DS&P, had an interest in the WIC/DS&P Purchase Transactions, as further discussed herein. See "The Transaction With Wiser Investment Company." At the time the Purchase Transactions occurred, none of Messers. Hickox, Smith, Heller, Dimeling, Schreiber or Park held a position in the Company as a director or officer. As a result of the Purchase Transactions, Messers. Hickox, Schreiber and Smith were designated by WIC to serve on the Company's Board and Executive Committee, and Mr. Hickox was designated by WIC to serve as Chairman of the Board and Chief Executive Officer.

     The Management Agreement between the Company and WIC. The Company and WIC entered into a Management Agreement on May 26, 2000 (the "Management Agreement," included as one of the Purchase Transactions herein defined). Pursuant to the Management Agreement, WIC filled the vacancies on the Board created by the resignations of Andrew J. Shoup, Jr., Howard Hamilton and John W. Cushing III with three designees, Messers. Smith, Schreiber and Hickox (each a "Designee"). Under the terms of the Stockholder Agreement dated May 26, 2000 by and between the Company, WIC and DS&P (the "Stockholder Agreement", included as one of the "Purchase Transactions" herein defined), each Designee shall serve until the annual meeting of the Company's stockholders at which the term of the class to which such Designee has been appointed expires, and until his respective successor is elected and qualified or until his earlier death, resignation or removal from office.


                   PROPOSAL 2. TO APPROVE AMENDMENTS TO THE
                1991 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     At the 1991 annual meeting, the Company's stockholders approved the adoption of the 1991 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), a formula plan providing for automatic annual grants of stock options to members of the Board of Directors who are not employees of the Company or any of its subsidiaries ("non-employee Directors"). On February 27, 2001, the Board of Directors amended the Directors' Plan, subject to stockholder approval at the 2001 Annual Meeting, (i) to increase from 65,000 to 100,000 the aggregate number of shares of Common Stock of the Company that may be issued pursuant to the exercise of options granted under the Directors' Plan, and (ii) to extend the duration of the Directors' Plan by five years, so that options may be granted thereunder through June 30, 2006 (together, the "Amendments"). If the Amendments are not approved, then unless presently outstanding options expire or are canceled, no additional options will be granted under the Directors' Plan, and the Directors' Plan will terminate on June 30, 2001.

     At the Annual Meeting to be held on May 21, 2001, the stockholders will be asked to consider and approve the Amendments. If approved by the stockholders, the Amendments will be effective as of February 27, 2001, the date on which the Amendments were adopted by the Board of Directors.

     Each Director of the Company other than George K. Hickox, Jr. is a non-employee Director. See "Election of Directors".

Reasons for the Proposal

     The Directors' Plan provides that the aggregate number of shares of Common Stock that may be issued under options granted pursuant to the Directors' Plan shall not exceed 65,000. As of May 18, 1999, options to purchase 65,000 shares of Common Stock had been granted under the Directors' Plan and had not expired or been cancelled. Therefore, no shares of Company Stock are presently available for additional grants under the Directors' Plan.

     The principal purpose of the Amendments is to continue the Directors' Plan by increasing by 35,000 shares the aggregate number of shares of Common Stock that may be issued pursuant to the terms of the Directors' Plan and by permitting options to be granted for an additional five years. The purposes of the Directors' Plan are to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company. If the Amendments are approved by the stockholders at the 2001 Annual Meeting, (i) each non-employee Director who is being elected to serve as a non-employee Director for the first time (for 2001, Mr. Long, if elected at the 2001 Annual Meeting) will automatically be granted an option to purchase 5,000 shares of Common Stock effective as of the date of such election, and (ii) each other non-employee Director serving as a non-employee Director on the first business day following the date of the 2001 Annual Meeting (for 2001, being Messrs. Schenck, Kimball, Smith, Schreiber and Larson) will automatically be granted an option to purchase 1,500 shares of Common Stock on such date.

Description of the Directors' Plan

     The principal provisions of the Directors' Plan as currently in effect (i.e., prior to giving effect to the Amendments) are summarized below. The full text of the Directors' Plan, as amended by the Amendments, is attached as Appendix B to this Proxy Statement.

     General. Pursuant to the Directors' Plan, as currently in effect, an aggregate of 65,000 shares of the Company's Common Stock may be issued upon the exercise of stock options granted under the plan. Authorized but unissued or reacquired shares may be issued. No stock options may be granted subsequently to June 30, 2001.

     In the event that any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Directors' Plan. The Directors' Plan also contains antidilution provisions which provide in certain events for proportionate adjustments in the number of shares of Common Stock that may be issued under the Directors' Plan.

     Administration. The Directors' Plan is administered by the Compensation Committee of the Board of Directors. See "Board of Directors and its Committees" herein.

     The Compensation Committee has the power to interpret the Directors' Plan and to prescribe such rules, regulations and procedures in connection with the operation of the Directors' Plan as it deems necessary and advisable in its administration of the Directors' Plan. All questions of interpretation and application of the Directors' Plan, or as to stock options granted under the Directors' Plan, will be subject to the determination of the Compensation Committee, which will be final and binding.

     Notwithstanding the discretion to administer the Directors' Plan granted to the Compensation Committee, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option must be as set forth in the Directors' Plan, and the Compensation Committee has no discretion as to such matters.

     Stock Options. On the date a person is first elected or appointed to serve as a non-employee Director, such person is automatically granted a nonstatutory stock option (i.e., a stock option that does not qualify under the requirements of Section 422 or 423 of the Code) to purchase 5,000 shares of Common Stock. On the first business day following each annual meeting of the stockholders of the Company, each non-employee Director (other than a non-employee Director who at such meeting or within 180 days prior thereto was first elected or appointed to serve as a non-employee Director) is automatically granted a nonstatutory option to purchase 1,500 shares of Common Stock If the number of shares then remaining available for the grant of stock options under the Directors' Plan is not sufficient for each non-employee Director to be granted an option for the number of shares specified above, then each non-employee Director will be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

     The option price for each stock option is the fair market value of the Common Stock on the date the option is granted. For this purpose, fair market value will generally be the mean between the publicly reported high and low sale prices per share of the Common Stock for the date as of which fair market value is to be determined. On the Record Date, the fair market value of a share of Common Stock, as so computed, was $6.13.

     No stock option may be exercised during the first six months of its term except in the case of cessation of a Director's service as described below. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option, to the extent exercisable at any time, may be exercised in whole or in part. Otherwise, stock options may be subject to such restrictions as are determined in its discretion by the Compensation Committee.

     The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than one year may be delivered in payment of the option price.

     If an optionee's service as a Director terminates for any reason other than death, resignation or removal "for cause," any unexpired option which is then exercisable will remain exercisable for a period of three years following the date of termination. If a Director dies while in office, the option will be exercisable for three years following the date of death whether or not the option was exercisable at such date. If a Director dies after ceasing to be a Director and during a period when a stock option is exercisable, the option will be exercisable for three years after the date of death. If a Director resigns or is removed from office "for cause," any option, which is not yet exercisable, will be forfeited, and any exercisable option must be exercised within 90 days. In no event, however, may an option be exercised after its original expiration date.

     The antidilution provisions contained in the Directors' Plan also provide in certain events for proportionate adjustments in the number of shares granted annually to each non-employee Director, the number of shares covered by outstanding stock options and the option price of outstanding stock options.

     No stock option, granted under the Directors' Plan, is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

     Each grant of a stock option must be confirmed by a stock option agreement between the Company and the optionee which sets forth the terms of the stock option.

     Amendment and Termination. The Board of Directors may alter or amend the Directors' Plan at any time except that no alteration or amendment may (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Directors' Plan to qualify for the exemption from short-swing trading liability under Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the Nasdaq National Market System or any stock exchange on which the Common Stock may then be listed (the Common Stock is currently listed on the NYSE), (ii) amend more than once every six months the provisions of the Directors' Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Directors' Plan in any manner that would cause stock options under the Directors' Plan not to qualify for the exemption provided by Rule 16b-3. In addition, no alteration or amendment of the Directors' Plan may, without the written consent of the holder of a stock option theretofore granted under the Directors' Plan, adversely affect the rights of such holder with respect thereto. The Board of Directors may also terminate the Directors' Plan at any time, but termination of the Directors' Plan would not terminate any outstanding stock options granted under the Directors' Plan.

     Notwithstanding the limitations described in the preceding paragraph, the Board has the power to amend the Directors' Plan in any manner deemed necessary or advisable for stock options granted under the Directors' Plan to qualify for the exemption provided by Rule 16b-3, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Directors' Plan.

U. S. Federal Income Tax Consequences

     All of the options granted under the Directors' Plan are nonstatutory stock options that are not entitled to the special tax treatment applicable to options qualifying under the requirements of Section 422 or 423 of the Code. The Directors' Plan is also not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The following is a brief summary of the principal United States federal income tax consequences that result under the current provisions of the Code upon the grant and exercise of nonstatutory stock options.

     No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of the shares. The Company will be entitled to a deduction equal to the amount of the ordinary income recognized by the optionee at the time of such recognition by the optionee.

     The basis of shares transferred to an optionee pursuant to exercise of a nonstatutory stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonstatutory stock option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

     If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonstatutory stock option, the number of shares received pursuant to the option that is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income. If such already owned shares of Common Stock are not "statutory option stock" (which is defined in Section 424(c)(3)(B) of the Code to include any stock acquired through the exercise of an incentive stock option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or a restricted stock option, but not through the exercise of a nonstatutory stock option) or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the option will not be statutory option stock and the optionee's basis in the number of shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if such already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether such exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the optionee's basis will be allocated among the shares received.

Benefits to Participants

     If the Amendments are approved, each of the five current non-employee Directors of the Company will be automatically granted a nonstatutory stock option to purchase 1,500 shares of Common Stock of the Company pursuant to the Directors' Plan on the first business day following the 2001 annual meeting of stockholders and an additional option for 1,500 shares following each subsequent annual meeting at which he is re-elected through June 30, 2006. If Mr. Long is elected and if the Amendments are approved, Mr. Long will be automatically granted an option to purchase 5,000 shares of Common Stock as of the date of such election and an additional option for 1,500 shares following each subsequent annual meeting at which he is reelected through June 30, 2006

     The following table sets forth certain information regarding the options that will be granted on May 22, 2001 if the Amendments are approved by the stockholders. The information contained in this table assumes that each non-employee Director will continue to serve as a Director and that the Amendments will be approved at the 2001 annual meeting.

                   Grants Under 1991 Non-Employee Directors
                             Stock Option Plan (1)
                             ---------------------

                                                         No. of Shares Underlying Options to be Granted on May
Name of Non-Employee Director                                      22, 2001 if Amendments are approved
-------------------------------------------------------  -----------------------------------------------------
C. Frayer Kimball, III                                                        1,500
Lorne H. Larson                                                               1,500
Jon L. Mosle, Jr. (2)                                                          -0-
A. W. Schenck, III                                                            1,500
Richard R. Schreiber (3)                                                      1,500
Scott W. Smith (3)                                                            1,500
Eric D. Long (4)                                                              5,000
All Non-Employee Directors as a group (5 persons)(5)                          7,500

(1) Information is not given in this table with respect to the named executive officers because they are ineligible to participate in the Directors' Plan. Mr. Hickox is not eligible to participate in the Directors' Plan because he is an employee of the Company.
(2) Mr. Mosle's term ends at the meeting. He has informed the Company that he will be retiring from his position as a Director of the Company effective upon the election of his successor.
(3) Messers. Schreiber and Smith were elected as non-employee Directors on May 26, 2000.
(4) Mr. Long has been nominated by the Company as the successor to Mr. Mosle. If elected at the 2001 Annual Meeting, Mr. Long will receive an option to purchase 5,000 shares of Common Stock pursuant to the Directors' Plan.
(5) If Mr. Long is elected as a Director, then the Non-Employee Directors group would consist of 6 persons and would be granted options with 12,500 underlying shares.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                                              ---
AMENDMENTS. Proxies solicited by the Board of Directors will be voted in favor of approval of the Amendments unless stockholders specify otherwise.

                     PROPOSAL 3. TO APPROVE AMENDMENTS TO
                         THE 1991 STOCK INCENTIVE PLAN

     The 1991 Stock Incentive Plan, as amended (the "Plan"), was originally adopted by the Board of Directors in 1991 and approved by stockholders at the 1991 Annual Meeting of stockholders. On February 27, 2001, the Board amended the Plan, subject to stockholder approval at the 2001 Annual Meeting, to extend the duration of the Plan through June 30, 2006. If the Plan as amended is not approved by the requisite stockholder vote, the Plan will continue in force (without giving effect to the Plan amendment) until June 30, 2001.

Reasons for the Proposal

     The purposes of the Plan are to encourage eligible employees of the Company and its subsidiaries to increase their efforts to make the Company and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a subsidiary, to reward such employees by providing an opportunity to acquire shares of Common Stock on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its subsidiaries. The eligible employees are those employees of the Company or any subsidiary who share responsibility for the management, growth or protection of the business of the Company or any subsidiary. As of March 1, 2001, outstanding options and restricted shares granted or awarded under the Plan were held by 22 such employees.

     On February 27, 2001, the Board amended the Plan, subject to stockholder approval at the 2001 Annual Meeting, to extend the duration of the Plan by five years, so that options may be granted under the Plan as amended through June 30, 2006. The purpose of the amendment is to permit the continued use through June 30, 2006, of a long-term equity component in the Company's compensation program. If the Plan amendment is approved by the stockholders at the 2001 Annual

Meeting, the employees of the Company and its subsidiaries eligible to participate in the Plan, including the Company's executive officers, could be granted additional options during the five year period ending June 30, 2006.

Description of the Plan

     The principal provisions of the Plan as currently in effect (i.e., prior to giving effect to the amendment to extend the duration of the Plan through June 30, 2006) are summarized below. The full text of the Plan, as amended by such amendment, is attached as Appendix C to this Proxy Statement.

     General. The Plan provides for (i) the grant of incentive stock options within the meaning of Section 422 of the Code, (ii) the grant of nonstatutory stock options and (iii) restricted share awards. The Plan provides that the aggregate number of shares of Common Stock that may be issued or delivered and as to which grants of stock options or awards of restricted shares may be made under the Plan is 1,200,000 shares, and that the total number of shares for which stock options may be granted under the Plan to any one person during any calendar year shall not exceed 225,000. No stock options may be granted and no restricted shares may be awarded subsequent to June 30, 2001. Authorized but unissued or reacquired shares may be issued or delivered pursuant to the Plan.

     In the event that any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Plan. If any shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the Plan, the number of shares so forfeited are again available for purposes of the Plan. The Plan also contains antidilution provisions which provide in certain events for proportionate adjustments in the number of shares of Common Stock subject to, and the exercise prices of, outstanding options and the number of shares of Common Stock which may be offered under the Plan.

     Administration. The Plan is administered by a Committee (the "Committee") appointed by the Board of Directors and consisting of not less than two members of the Board, who, at the time of their appointment to the Committee and at all times during their service as members of the Committee, are (i) "non-employee directors" within the meaning of Rule 16b-3 adopted under the 1934 Act, as amended, or any successor rule, and (ii) "outside directors" within the meaning of Section 162(m) of the Code.

     Subject to the provisions of the Plan, the Committee has full and final authority, in its discretion, to grant incentive stock options or nonstatutory stock options and to make restricted share awards under the Plan and to determine the employees to whom each grant or award is made and the number of shares covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant or award, the Committee considers the position and responsibilities of the employee being considered, the nature and value to the Company or a subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a subsidiary and such other factors as the Committee may deem relevant.

     The Committee also has the power to interpret the Plan and to prescribe such rules, regulations and procedures in connection with the operation of the Plan as it deems necessary and advisable in its administration of the Plan.

     Terms of Stock Options. The option price for each stock option may not be less than 100% of the fair market value (as defined) of the Common Stock on the date of grant of the stock option except that in the case of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Ten Percent Employee"), the option price may not be less than 110% of such fair market value. For this purpose, fair market value will generally be the mean between the publicly reported high and low sales prices per share of the Common Stock for the date as of which fair market value is to be determined. On the Record Date, the fair market value of a share of Common Stock, as so computed, was $6.13.

     No stock option is exercisable during the first six months of its term except that this limitation does not apply if the optionee dies during the six-month period after grant or upon the occurrence of one or more of the events described under "Additional Rights in Certain Events" below. No stock option may be exercised after the expiration of ten years from the date of grant (five years in the case of an incentive stock option granted to a Ten Percent Employee). An exercisable stock option may be exercised in whole or in part. Otherwise, stock options may be exercised at such time, in such amounts and subject to such restrictions as are determined in its discretion by the Committee.

     The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may, if authorized by the Committee at the time of grant in the case of an incentive stock option or at any time in the case of a nonstatutory stock option, pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than one year may be delivered in payment of the option price.

     The aggregate fair market value (determined as of the time the incentive stock options are granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. If the date on which any incentive stock options may first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, or amendment thereto, and the acceleration of such exercise date would result in a violation of this $100,000 restriction, then, notwithstanding any such provision, but subject to the authorization provided for in the following sentence, the exercise date of such incentive stock options will be accelerated only to the extent, if any, that does not result in a violation of the $100,000 restriction, and in such event the exercise date of the incentive stock options with the lowest option price would be accelerated first. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction and one or more incentive stock options would be converted in whole or in part to nonstatutory stock options.

     Options granted under the Plan terminate upon termination of the optionee's employment, except that the vested portion of options may continue to be exercisable during a specified grace period following termination of employment in certain circumstances.

     No stock option granted under the Plan is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee.

     Restricted Shares. Restricted share awards are subject to such restrictions (including restrictions on the right of the awardee to sell, assign, transfer or encumber the shares awarded while such shares are subject to restrictions) as the Committee may impose thereon and are subject to forfeiture to the extent events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the time the restrictions lapse.

     Each restricted share award must be confirmed by a restricted share agreement between the Company and the awardee, which sets forth the number of restricted shares awarded, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate. If restricted shares are awarded to an officer or director as defined for purposes of Rule 16b-3 under the 1934 Act or any successor rule, the restricted share agreement will provide that the restricted shares subject to such agreement may not be sold, assigned, transferred or encumbered until six months have elapsed from the date of the restricted share award unless one or more events described under "Additional Rights in Certain Events" below occurs.

     Following a restricted share award and prior to the lapse of the applicable restrictions, share certificates representing the restricted shares are held by the Company in escrow. Upon the lapse of the applicable restrictions (and not before such time), the share certificates representing the restricted shares are delivered to the awardee. From the date a restricted share award is effective, however, the awardee is a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid with respect to the restricted shares, subject only to the succeeding paragraph and the restrictions imposed by the Committee.

     If a dividend or other distribution is declared upon the Common Stock payable in shares of Common Stock, the shares of Common Stock distributed with respect to any restricted shares held in escrow will also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares. If the outstanding shares of Common Stock are changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another company, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation or otherwise, such stock or other securities into which any restricted shares held in escrow are changed or for which any restricted shares held in escrow may be exchanged will also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares.

     Additional Rights in Certain Events. The Plan provides for acceleration of the exercisability and extension of the expiration date of stock options, and for lapse of the restrictions on restricted share awards, upon the occurrence of one or more events described in Section 9 of the Plan ("Section 9 Events").
Such an event is deemed to have occurred when (i) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities representing 25% or more of the voting power of the Company, (ii) a tender offer is made to acquire securities representing 50% or more of the voting power of the Company or voting shares are first purchased pursuant to any other tender offer, (iii) at any time less than 60% of the members of the Board of Directors are persons who were either directors on the effective date of the Plan or individuals whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were directors on the effective date of the Plan or who were so approved, (iv) the stockholders of the Company approve any agreement or plan (a "Reorganization Agreement") providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former stockholders of the Company will thereafter own less than a majority of the voting power of the surviving or acquiring corporation or the parent thereof or (v) the stockholders of the Company approve any liquidation of all or substantially all the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all the assets of the Company.

     Unless the stock option agreement or an amendment thereto otherwise provides, but subject to the $100,000 restriction described above for incentive stock options, notwithstanding any other provision contained in the Plan, upon the occurrence of any Section 9 Event (i) all outstanding stock options become immediately and fully exercisable whether or not otherwise exercisable by their terms and (ii) all stock options held by a grantee whose employment with the Company or a subsidiary terminates within one year of any Section 9 Event for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary or death are exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option.

     Unless the restricted share agreement otherwise provides, notwithstanding any other provision contained in the Plan, upon the occurrence of any Section 9 Event prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan, all such restrictions lapse regardless of the scheduled lapse of such restrictions.

     Possible Anti-Takeover Effect. The provisions of the Plan providing for the acceleration of the exercise date of outstanding stock options upon the occurrence of any Section 9 Event, the extension of the period during which outstanding stock options may be exercised upon termination of employment following a Section 9 Event and the lapse of restrictions applicable to restricted share awards upon the occurrence of a Section 9 Event may be considered as having an anti-takeover effect.

     Miscellaneous. The Board of Directors may alter or amend the Plan at any time except that, without approval of the stockholders of the Company, no alteration or amendment may (i) increase the total number of shares which may be issued or delivered under the Plan, (ii) make any changes in the class of employees eligible to be granted incentive stock options under the Plan or (iii) be made if stockholder approval of the amendment is at the time required for stock options or restricted shares under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NYSE or any stock exchange on which the Common Stock may then be listed. In addition, no alteration or amendment of the Plan may, without the written consent of the holder of a stock option or restricted shares theretofore granted or awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     The Board of Directors may also terminate the Plan at any time, but termination of the Plan would not terminate any outstanding stock options granted under the Plan or cause a revocation or forfeiture of any restricted share award under the Plan.

     If an employee who has been granted stock options or awarded restricted shares under the Plan engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Company or any of its subsidiaries, the Committee may in its discretion immediately terminate all stock options held by such person (except when the exercise period of a stock option has been extended because one or more of the events described under "Additional Rights in Certain Events" above has occurred) and declare forfeited all restricted shares held by such person as to which the restrictions have not yet lapsed.

     The Plan contains no provision prohibiting the grant of stock options by the Committee upon the condition that outstanding stock options granted at a higher option price be surrendered for cancellation. Certain outstanding stock options granted under the Plan may from time to time have option prices in excess of the market price per share of the Common Stock. It is possible, therefore, that the Committee may grant stock options under the Plan exercisable at the fair market value of a share of Common Stock on the date of grant upon the condition that outstanding stock options with a higher option price granted under the Plan be surrendered for cancellation.

U.S. Federal Income Tax Consequences

     The options granted under the Plan may be either (i) incentive stock options within the meaning of Section 422 of the Code, or (ii) nonstatutory stock options that are not entitled to special tax treatment under the Code. The Plan is also not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The following is a brief summary of the principal United States federal income tax consequences that result under the current provisions of the Code upon the grant and exercise of incentive and nonstatutory stock options and the award of restricted shares.

     Incentive Stock Options. No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an incentive stock option; provided, however, that to the extent an incentive stock option is exercised more than three months (or twelve months in the event of disability) from the date of termination of employment for any reason other than death, such incentive stock option will be taxed in the same manner described below for a nonstatutory stock option (rather than in the manner described herein for an incentive stock option). The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the optionee holds the shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain or loss realized by the optionee upon such disposition will be a capital gain or loss.

     The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax.

     The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares receive pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitation described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

     If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are ?statutory option stock", and, if so, whether such statutory option stock has been held by the optionee for the applicable holding period referred to in
Section 424(c)(3)(A) of the Code. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or a restricted shares option, but not through the exercise of a nonstatutory stock option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an incentive stock option. If the stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under Section 83 of the Code (in which event it appears that the optionee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an incentive stock option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in
Section 421(b) of the Code which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the option price of such stock. Under the present provisions of the Code, it is not clear whether all shares received upon the exercise of an incentive stock option with already owned shares will be statutory option stock or how the optionee's basis will be allocated among such shares.

     Nonstatutory Stock Options. No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares. Income recognized upon the exercise of nonstatutory stock options will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. Nonstatutory stock options are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee, subject to the deduction limitations described below.

     The basis of shares transferred to an optionee pursuant to exercise of a nonstatutory stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonstatutory stock option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

     If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonstatutory stock option, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income. If the already owned shares of Common Stock are not "statutory option stock" or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonstatutory stock option will not be statutory option stock and the optionee's basis in the number of shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if the already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether such exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the optionee's basis will be allocated among the shares received.

     Restricted Shares. If the restrictions on an award of restricted shares under the Plan are of a nature that such shares are both subject to a substantial risk of forfeiture and are not freely transferable within the meaning of Section 83 of the Code, the recipient of such award will not recognize income for federal income tax purposes at the time of the award unless such recipient affirmatively elects to include the fair market value of the shares of the restricted shares on the date of the award, less any amount paid therefore, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of such an election, the recipient will be required to include in income for federal income tax purposes in the year in which occurs the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, the fair market value of the restricted shares on such date, less any amount paid therefore. The Company will be entitled to a deduction at the time of income recognition to the recipient in an amount equal to the amount the recipient is required to include in income with respect to the shares, subject to the deduction limitations described below.

     If the restrictions on an award of restricted shares under the Plan are not of a nature that such shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the recipient of such an award will recognize ordinary income for federal income tax purposes at the time of the award in an amount equal to the fair market value of the restricted shares on the date of the award, less any amount paid therefor. The Company will be entitled to a deduction at such time in an amount the recipient is required to include in income with respect to the shares, subject to the deduction limitations described below.

     Limitation on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. Compensation attributable to a stock option is deemed to satisfy the requirements for performance-based compensation if (i) the grant is made by a compensation committee composed of two or more outside directors; (ii) the plan states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (iii) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the option grant. The Plan Amendments will enable options granted under the Plan (other than nonstatutory stock options granted at less than fair market value on the date of grant) to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

     Other Tax Consequences. The exercise by an optionee of a stock option or the lapse of restrictions on restricted shares following the occurrence of a
Section 9 Event, in certain circumstances, may result in (i) a 20% federal excise tax (in addition to federal income tax) to the optionee or the awardee on all or a portion of the Common Stock resulting from the exercise of the stock option or the lapse of restrictions on restricted shares and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT
                                              ---
TO THE 1991 STOCK INCENTIVE PLAN TO EXTEND ITS DURATION THROUGH JUNE 30, 2006. Proxies solicited by the Board of Directors will be voted in favor of approval of said amendment to the Plan unless stockholders specify otherwise.


                     BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of March 1, 2001, unless otherwise indicated, the beneficial ownership of Common Stock by: (i) the only persons known by the Company to beneficially own in excess of 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer and each of the other three most highly compensated executive officers of the Company for the year ended December 31, 2000; and (iv) all of the directors and executive officers of the Company as a group. Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person.

Name of Beneficial Owner                                                    Shares Beneficially Owned
------------------------------------------------------------------  ---------------------------------------------

Directors and Executive Officers(1):                                       Number                     Percent
------------------------------------------------------------------  ---------------------         ---------------
George K. Hickox, Jr.                                                           4,035,552 (2)(3)            30.9%
Scott W. Smith                                                                  4,017,552 (2)(3)            30.7%
Jon L. Mosle, Jr.                                                                  38,700 (3)(4)               *
A. W. Schenck, III                                                                 11,540 (4)                  *
Lorne H. Larson                                                                    10,000 (4)                  *
C. Frayer Kimball, III                                                             17,583 (3)(5)               *
Richard R. Schreiber                                                            2,572,757 (6)               22.2%
A. Wayne Ritter                                                                   279,750 (7)                3.0%
Richard S. Davis                                                                    5,000 (8)                  *
Eric D. Long                                                                            0                      *
All Directors and executive officers
as a group (9 persons named above,
excluding Mr. Long, nominee to the Board)                                       4,508,094 (2)(3)(9)         33.7%

Holders of 5% or More Not Named Above:
------------------------------------------------------------------
Dimensional Fund Advisors Inc.....................................                767,875 (10)             8.44%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA 90401

Wiser Investment Company, LLC.....................................              4,009,752 (11)             30.7%
   1629 Locust Street
   Philadelphia, PA 19103
Douglas P. Heller.................................................              4,017,452 (12)             30.7%
   1629 Locust Street
   Philadelphia, PA 19103
Dimeling, Schreiber and Park......................................              2,572,757 (13)             22.2%
   1629 Locust Street, 3rd Floor
   Philadelphia, PA 19103
William R. Dimeling...............................................              2,572,757 (14)             22.2%
   1629 Locust Street, 3rd Floor
   Philadelphia, PA 19103
Steven G. Park....................................................              2,572,757 (14)             22.2%
   1629 Locust Street, 3rd Floor
   Philadelphia, PA 19103

*    Represents less than 1% of outstanding Common Stock.
(1) The business address of each director and executive officer of the Company is c/o The Wiser Oil Company, 8115 Preston Road, Suite 400, Dallas, Texas 75225.
(2) Mr. George K. Hickox, Jr. and Mr. Scott W. Smith, as managers of WIC, have shared voting power over 4,009,752 shares of Common Stock and have shared dispositive power over 1,539,164 shares of Common Stock. In addition, Mr. Hickox has shared voting and dispositive power over an additional 25,800 shares of Common Stock owned by his wife, and Mr. Smith has sole voting and dispositive power over an additional 7,800 shares of Common Stock.
(3) Includes shares owned by spouses and children (Mr. Hickox, 25,800 shares; Mr. Kimball, 455 shares; Mr. Mosle, 5,000 shares; Mr. Smith 7,800 shares; and all directors and executive officers as a group, 39,055 shares), as to which, in each case, the directors and executive officers disclaim beneficial ownership.
(4) Includes, for each such person, 9,000 shares covered by presently exercisable stock options under the 1991 Non-Employee Directors' Stock Option Plan.
(5) Includes 8,250 shares covered by presently exercisable stock options under the 1991 Non-Employee Directors' Stock Option Plan.
(6) As a partner of DS&P, Mr. Richard R. Schreiber has shared voting and dispositive power over 2,572,757 shares of Common Stock.
(7) Includes 267,250 shares covered by presently exercisable stock options under the 1991 Stock Incentive Plan.
(8) Includes 5,000 shares covered by presently exercisable stock options under the 1991 Stock Incentive Plan.
(9) Includes an aggregate of 307,500 shares covered by presently exercisable stock options held by directors and executive officers.
(10) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 767,875 shares of the Company's Common Stock as of December 31, 2000, all of which shares are held in portfolios of four investment companies for which Dimensional serves as an investment advisor, and certain other investment vehicles including commingled group trusts, for which Dimensional serves as an investment manager. In its capacity as investment advisor and investment manager, Dimensional possesses both voting and investment power over these shares. Dimensional disclaims beneficial ownership of all such shares. The foregoing information was obtained from Dimensional and from a Schedule 13G dated February 2, 2001 filed by Dimensional with the Commission.
(11) WIC is deemed to have beneficial ownership of 4,009,752 shares of Common Stock upon conversion of the Preferred Stock and the Warrants. WIC has sole voting power and dispositive power with respect to 1,503,853 shares of Common Stock underlying the Preferred Stock and Warrants purchased by WIC and the 35,311 shares of Common Stock issued to WIC by the Company as paid in kind dividends on the Preferred Stock for the second, third and fourth quarters of 2000. WIC has shared voting power with respect to 2,470,588 shares of Common Stock underlying the Preferred Shares purchased by DS&P.

(12) Mr. Douglas P. Heller, as a manager of WIC, has shared voting power over 4,009,752 shares of Common Stock and has shared dispositive power over 1,539,164 shares of Common Stock. Mr. Heller has shared voting and dispositive power over an additional 7,700 shares of Common Stock owned by his children.
(13) DS&P is deemed to have beneficial ownership of 2,572,757 shares of Common Stock upon conversion of the Preferred Stock. DS&P has appointed WIC as its attorney-in-fact and proxy to vote the 2,470,588 shares of Common Stock underlying the Preferred Stock held by DS&P but has retained the right to vote the 2,470,588 shares of Common Stock in its sole discretion with respect to the merger, consolidation, reorganization, bankruptcy, liquidation, recapitalization or sale of substantially all of the assets of the Company. DS&P has the sole power to vote or direct the vote of the 102,169 shares of Common Stock issued to DS&P by the Company as paid in kind dividends on the Preferred Stock for the second, third and fourth quarters of 2000. DS&P has he sole power to dispose or direct the disposition of the 2,470,588 shares of Common Stock underlying the Preferred Stock and the 102,169 shares of Common Stock issued as dividends.
(14) Mr. William R. Dimeling and Mr. Steven G. Park, as partners of DS&P, have shared voting and dispositive power over the 2,572,757 shares of Common Stock.


The Transaction With Wiser Investment Company

     On March 10, 2000, the Company entered into an Amended and Restated Stock Purchase Agreement (the "Stock Purchase Agreement") and an Amended and Restated Warrant Purchase Agreement (the "Warrant Purchase Agreement") with Wiser Investment Company, LLC, a Delaware limited liability corporation, ("WIC"). The closing of the transactions contemplated by the Stock Purchase Agreement and the Warrant Purchase Agreement (the "Purchase Transactions") (the "Closing") occurred on May 26, 2000 (the "Closing Date"). Under the Stock Purchase Agreement and the Warrant Purchase Agreement, the Company issued, as a new issuance, and sold to WIC and Dimeling, Schreiber and Park, a Pennsylvania partnership ("DS&P" and together with WIC, the "Purchaser") 600,000 shares of 7% Series C Cumulative Convertible Preferred Stock, par value $10.00 per share, of the Company (the "Preferred Stock") for $15 million, and Warrants to purchase 445,030 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for $8,900.59.

     The source of the funds for the $4.5 million of the $15 million purchase price for the Preferred Stock and $8,900.59 for the Warrants paid by WIC was from the investment of personal funds by Messers. Hickox, Heller and Smith. The source of funds for the $10.5 million of the $15 million purchase price for the Preferred Stock paid by DS&P was from the investment of personal funds of Mr. Park and an investment of funds from the Dimeling, Schreiber & Park Reorganization Fund II, L.P.

     Currently, WIC is the beneficial owner of 30.7% of the Common Stock and is deemed to be the beneficial owner of 4,009,752 shares of Common Stock. Because WIC has shared voting power over DS&P's shares pursuant to the Voting Agreement between WIC and DS&P, WIC is deemed to be the beneficial owner of 2,705,882 shares that are also deemed to be beneficially owned by DS&P. See "WIC and DS&P Voting Agreement" herein. DS&P is the beneficial owner of 22.2% of the Common Stock. For further discussion of WIC and DS&P beneficial ownership, see "Beneficial Ownership of Common Stock" herein.

     WIC has the option (the "Option") to purchase 400,000 additional shares of Preferred Stock in whole or part until May 25, 2001, subject to certain conditions as discussed in the Stock Purchase Agreement. If the Purchaser exercises the Option, the Company will issue and sell Warrants to purchase a number of shares of Common Stock determined by and pursuant to a Warrant Agreement.

     The Company also entered into an employment agreement with George K. Hickox, Jr. a Management Agreement with WIC and a Stockholder Agreement with the Purchaser, as discussed herein. These agreements provide for, among other things, changes in the management of the Company as described under "Changes in Company Management" herein.

WIC and DS&P Voting Agreement

     Pursuant to the Voting Agreement by and between WIC and DS&P dated May 26, 2000 (the "Voting Agreement"), DS&P irrevocably appointed WIC as its attorney-in-fact and proxy to vote on all matters, other than certain excluded matters, in such a manner as WIC, in its sole discretion, deems proper. DS&P retained the power to vote in its sole discretion with respect to the merger, consolidation, reorganization, bankruptcy, liquidation, recapitalization or sale of substantially all of the Company's assets. For so long as DS&P holds at least 350,000 shares of Preferred Stock, DS&P is entitled to nominate one Designee to serve on the Board of Directors of the Issuer; provided however, that DS&P has no rights to nominate a Designee for so long as Mr. Hickox serves on the Board of Directors of the Company. WIC has agreed, upon written notice, to effect DSP's demand registration rights pursuant to the Stockholders Agreement. The Voting Agreement may be terminated on the earliest of (i) mutual consent, (ii) the date on which WIC reduces its ownership in the Company by more than 50% of WIC's initial investment, or (iii) five years from the date of such agreement.

Changes in Company Management

The Board of Directors of the Company consists of seven directors. The Company has a "staggered" Board, which means that the directors have been classified, in respect to the time for which they hold office, by dividing them into three classes, with one class of directors being elected each year for a three-year term. At each annual meeting, the stockholders of the Company elect directors of the class whose term expires at such annual meeting, to hold office until the third succeeding annual meeting. Each director holds office for the three-year term for which elected and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

     In connection with the transaction with WIC, the Company agreed that, immediately following the Closing, three persons designated by WIC (the "WIC Designees") would become directors of the Company and members of a newly created Executive Committee of the Board, and one of the WIC Designees would become the Chairman of the Board and Chief Executive Officer of the Company. WIC designated George K. Hickox, Jr., Richard R. Schreiber and Scott W. Smith as the WIC Designees to serve on the Board and the Executive Committee of the Board, and designated Mr. Hickox to serve as Chairman of the Board and Chief Executive Officer. Messrs. Hickox, Schreiber and Smith replaced Messrs. Shoup, Hamilton and Cushing, who resigned from the Board and (in the case of Mr. Shoup) as President and Chief Executive Officer of the Company pursuant to letters of resignation. Lorne H. Larson, Jon L. Mosle, Jr., A.W. Schenck III and C. Frayer Kimball III continued to serve as directors following the Closing, and Mr. Kimball serves on the Executive Committee of the Board along with the three WIC Designees. In addition, A. Wayne Ritter became President of the Company.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Andersen LLP as independent auditors to audit the books and accounts of the Company for the year ending December 31, 2001. Representatives of Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement and respond to appropriate questions addressed to them.


                           EXPENSES OF SOLICITATION

     The costs and expenses of preparing and mailing this proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company (who will receive no special compensation therefore) may solicit proxies by telephone, telegraph or personal interview. The Company will request brokerage houses and other nominees or fiduciaries to forward copies of its proxy material to beneficial owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so.


                            STOCKHOLDERS' PROPOSALS

     It is contemplated that the 2002 annual meeting of stockholders of the Company will take place May 20, 2002. Stockholders' proposals will be eligible for consideration for inclusion in the proxy statement for the 2002 annual meeting pursuant to Rule 14a-8 under the 1934 Act, as amended, if such proposals are submitted in writing and received by the Company before the close of business on December 11, 2001. Such proposals must also meet the other requirements of the rules of the Commission relating to stockholders' proposals. Proposals and nominations should be addressed to the President of the Company,
A. Wayne Ritter, 8115 Preston Road, Suite 400, Dallas, Texas 75225.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any matter that anyone else proposes to present for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Annual Meeting, will be deemed to be authorized to vote or otherwise act thereon in accordance with their judgment.


                                   By Order of the Board of Directors



                                   A. Wayne Ritter
                                   President

Dallas, Texas
April 12, 2001

     A copy of the Company's Form 10-K Annual Report for the fiscal year ended December 31, 2000, as filed with the Securities and the Commission, is available without charge to each person whose proxy is solicited hereby upon written request directed to Joyce M. Moore, The Wiser Oil Company, 8115 Preston Road, Suite 400, Dallas, Texas 75225.

                                  APPENDIX A

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             THE WISER OIL COMPANY
                                    CHARTER

I.   PURPOSE

This Charter ("Charter") shall govern the operations of the Audit Committee ("Committee") of the Board of Directors ("Board") of The Wiser Oil Company, a Delaware corporation ("Corporation"). The purpose of the Charter is to assist and direct the Committee in fulfilling its oversight responsibilities in performing the following primary responsibilities.

     * Monitor the Corporation's financial reporting processes and systems of internal controls regarding finance and accounting.

     * Monitor the independence and performance of the Corporation's independent auditors.

     * Provide a forum for communication among the Board, the independent auditors, and financial and senior management of the Corporation.

The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and, for this purpose, to retain on behalf of the Committee outside counsel or other experts.

II.  COMPOSITION

The Committee shall be comprised of three or more directors, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of that person's independent judgment as a member of the Committee. Each member shall be financially literate, or must become financially literate within a reasonable period of time after being elected to the Committee, and at least one member shall have accounting or related financial management expertise.

Members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. If a member is unable to serve a full term, the Board shall elect a replacement. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee.

III. MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate. The Committee, or its Chairman, shall communicate each quarter with the independent auditors and management to review the Corporation's interim financial statements in accordance with Section V.4., below. The Committee shall meet at least annually with management and the independent auditors in accordance with Section V.5., below. Such meetings and communications shall be either in person or by conference telephone call, such meetings may be either separate or combined, at the discretion of the Committee.

IV.  ACCOUNTABILITY

The independent auditor's shall be ultimately accountable to the Board and the Committee. The Board and the Committee shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors.

V.   RESPONSIBILITIES

The responsibility of the Committee shall be to oversee the Corporation's financial reporting process on behalf of the Board and to report the results of such oversight activities to the Board and to the shareholders of the Corporation. The responsibility of management is to prepare the Corporation's financial statements. The responsibility of the independent auditors is to audit those financial statements. To fulfill its responsibilities the Committee shall:

Financial Reporting Review

     1. Review and reassess the adequacy of this Charter, at least annually, as conditions dictate.

     2. Confirm, at least annually, that the members of the Committee continue to meet all NYSE requirements for independence.

     3. Confirm that the Company has made to the NYSE all required affirmations regarding (i) the independence, financial literacy and accounting or related financial management expertise of the members of the Committee and (ii) the annual review and reassessment of this Charter.

     4. Review with management and the independent auditors (i) the Company's quarterly financial results prior to the release of earnings and (ii) the Company's Quarterly Reports on Form 10-Q prior to the filing of such reports with the Securities and Exchange Commission (the "SEC"). The Chairman of the Committee may represent the entire Committee for purposes of this review.

     5. Prior to distribution, review the Corporation's audited financial statements, and discuss them with management and with the independent auditors.

     6. Receive from the independent auditors a formal written statement and discuss with them that statement and their independence from management and the Corporation. Recommend, if appropriate, that the Board take appropriate action in response to the independent auditors' written disclosures to satisfy itself of the independent auditors' independence.

     7. Prepare a report based on the Committee's discussions with the independent auditors as to whether to recommend to the Board that the audited financial statements of the Corporation be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     8. Review the regular internal reports to management prepared by the financial staff and discuss them with management as necessary.

Independent Auditors

     9. Prior to commencement of work on the annual audit by the independent auditors, discuss with them the overall scope and plan for their audit.

     10. Following completion of work on the annual audit, discuss with the independent auditors and management the adequacy and effectiveness of the Company's systems of internal controls regarding finance and accounting and review and discuss with the independent auditors the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

     11. Review the performance of the independent auditors and recommend annually to the Board the selection of the Corporation's independent auditors.

Process Improvement

     12. Review and discuss with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been or can be implemented.

Legal Matters

     13. Review, with the Corporation's counsel (a) legal compliance matters, and (b) other legal matters that could have an impact on the Corporation's financial statements.

                                  APPENDIX B


                             THE WISER OIL COMPANY

           1991 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN AS AMENDED

     The purposes of the 1991 Non-Employee Directors' Stock Option Plan (the "Plan") are to promote the long-term success of The Wiser Oil Company (the "Company") by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the company may attract able persons to serve as Directors of the company.


                                   SECTION 1

                                Administration

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

     Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.


                                   SECTION 2

                        Shares Available under the Plan

     The aggregate number of shares which may be issued or delivered and as to which grants of stock options may be made under the Plan is 100,000 shares of
                                                            -------
the Common Stock, $3.00 par value, of the Company (the "Common Stock"), subject to adjustment and substitution as set forth in Section 5. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or reacquired shares or partly each, as shall be determined from time to time by the Board.


                                   SECTION 3

                            Grant of Stock Options

     Each person who is or becomes a member of the Board and who is not an employee of the Company or any of its subsidiaries (a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) in accordance with the following:

     (a) Each non-employee Director shall be granted an option to purchase 5,000 shares of Common Stock (subject to adjustment and substitution as set forth in Section 5) on and effective as of the date on which such person is first elected or appointed to serve as a non-employee Director, provided, that no person may receive more than one option pursuant to this clause
     (a);

     (b) On the date of the 1997 annual meeting of the stockholders of the Company, each person who is a non-employee Director on such date and who has theretofore been granted options under the Plan covering, in the aggregate, fewer than 5,000 shares of Common Stock shall be granted an additional option covering a number of shares equal to 5,000 minus the number of shares of Common Stock covered by all options theretofore granted to such person under the Plan (subject to adjustment and substitution as set forth in Section 5), provided, that no person who receives an option pursuant to clause (a) above on the date of the 1997 annual meeting shall receive any option pursuant to this clause (b); and

     (c) On the first business day following the date of the annual meeting of the stockholders of the Company in each year, beginning in 1997, an option to purchase 1,500 shares of Common Stock (subject to adjustment and substitution as set forth in Section 5) shall be granted to each person who is a non-employee Director on such date, provided, that if, on the date of an annual meeting or within 180 days prior thereto, a person was first elected or appointed to serve as a non-employee Director and received an option pursuant to clause (a) above, such person shall not be granted an option under this clause (c) on the first business day following such annual meeting.

     If on any grant date the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for the full number of shares contemplated by this Section 3, then each non-employee Director entitled to receive an option on such date shall be granted an option for a number of whole shares that will cause (i) all such non-employee Directors to receive options in the same relative proportions as so contemplated and (ii) all options granted on such date, in the aggregate, to cover all shares then available for grant under the Plan.


                                   SECTION 4

                     Terms and Conditions of Stock Options

     Stock options granted under the Plan shall be subject to the following terms and conditions:

     (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

     (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 4(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued or delivered until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in
     Section 2.

     (C) No stock option shall be exercisable during the first six months of its term except in case of cessation of a Director's service as provided in
     Section 4(E). Subject to the terms of Section 4(E) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies in testate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative.

     (E) If a grantee ceases to be a Director of the Company, any outstanding stock options held by the grantee shall be exercisable and shall terminate, according to the following provisions:

          (i) If a grantee ceases to be a Director of the Company for any reason other than removal for cause or death, any then outstanding stock option held by such grantee (whether or not exercisable by the grantee immediately prior to cessation of service) shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three years after the date the grantee ceases to be a Director, whichever is the shorter period; provided, that if such cessation occurs as a result of such Director's voluntary resignation or retirement, in no event shall the duration of such post-cessation exercise period exceed the duration of the grantee's term of office as a Director of the Company;

          (ii) If during his term of office as a Director a grantee is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to removal shall terminate as of the date of removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of removal, whichever is the shorter period;

          (iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die in testate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within three years after the date of death, whichever is the shorter period;

          (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of such stock option, as determined in accordance with this Section 4(E).

     For purposes of this Plan, a Director shall be deemed to have been removed "for cause" if such Director is removed from office because of any act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company.

     (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

     (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other
                                      --- ---- ------ -------
     reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the"1934 Act") on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealer Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 4(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this
     Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (H) The obligation of the Company to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and
     (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto.


                                   SECTION 5

                     Adjustment and Substitution of Shares

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock the number of shares of the Common Stock set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each shares of the Common Stock set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in this Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 5 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.



                                   SECTION 6

         Effect of the Plan on the Rights of Company and Stockholders

     Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove Directors.


                                   SECTION 7

                           Amendment and Termination

     The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.

                                   SECTION 8

                      Effective Date and Duration of Plan

     The effective date and date of adoption of the Plan shall be July 1, 1991, the date of adoption of the Plan by the Board, provided that on or prior to June 30, 1992 such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the company represented in person or by proxy at a duly called and convened meeting of such holders. Notwithstanding any other provisions contained in the Plan, no stock option granted under the Plan may be exercised until after such stockholder approval. No stock option may be granted under the Plan subsequent to June 30, 2006.
                            -----

                                  APPENDIX C


                             THE WISER OIL COMPANY

                     1991 STOCK INCENTIVE PLAN AS AMENDED

     The purposes of the 1991 Stock Incentive Plan (the "Plan") are to encourage eligible employees of The Wiser Oil Company (the "Company") and its Subsidiaries to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, $3.00 par value, of the Company (the "Common Stock") on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                                   SECTION 1

                                Administration

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board, who, at the time of their appointment to the Committee and at all times during their service as members of the Committee, are
(a) "non-employee directors" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act") or any successor rule, and (b) beginning immediately after the first meeting of the stockholders of the Company at which directors are elected that occurs after December 31, 1996, "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.


                                   SECTION 2

                                  Eligibility

     Those employees of the Company or any Subsidiary who share responsibility for the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to be granted stock options and to receive restricted share awards as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options and to award restricted shares as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant of a stock option or award of restricted shares the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3

                        Shares Available under the Plan

     Subject to adjustment and substitution as contemplated by Section 8, the aggregate number of shares of Common Stock which may be issued or delivered and as to which grants of stock options or awards of restricted shares may be made under the Plan is 1,200,000 shares, and the total number of shares for which stock options may be granted under the Plan to any one person during any calendar year shall not exceed 225,000. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised, the number of shares subject thereto shall again be available for purposes of the Plan. If any shares of the Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the Plan, the number of shares so forfeited shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or shares previously issued and thereafter acquired by the Company or partly each, as shall be determined from time to time by the Board.


                                   SECTION 4

                       Grant of Stock Options and Awards
                             of Restricted Shares

     The Committee shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"), to grant "nonstatutory stock option" (i.e., stock options which do not qualify under Section 422 or 423 of the Code) or to grant both types of stock options (but not in tandem) and (b) to award restricted shares.

     Notwithstanding any other provision contained in the Plan or in any stock option agreement or an amendment thereto, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(G) on the date of grant of incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement or an amendment thereto, and the acceleration of such exercise date would result in a violation of the $100,000 restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise date of such incentive stock options shall be accelerated only to the extent, if any, that does not result in a violation of such restriction and, in such event, the exercise date of the incentive stock options with the lowest option prices shall be accelerated first. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if one or more such incentive stock options are converted in whole or in part to nonstatutory stock options.

                                   SECTION 5

                     Terms and Conditions of Stock Options

     Stock options granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any

          Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(G). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

          (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued or delivered until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 3.

          (C) No stock option shall be exercisable by a grantee during the first six months of its term except that this limitation shall not apply following the death of a grantee during employment (as provided in Section 5(E)) or if Section 9 becomes applicable. Subject to the terms of Section 5(E) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of ten years (five years in the case of any incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies in testate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

          (E) Unless the Committee, in its discretion, shall otherwise determine but subject to the provisions of Section 4 in the case of incentive stock options:

             (i) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

             (ii) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary, subject to the six-month restriction of Section 5(C), any then outstanding stock option held by such grantee shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (iv) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die in testate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

             (v) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

             (vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 9(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

     Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

     If a grantee of a stock option engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options held by the grantee; provided, however, that this sentence shall not apply if the exercise period of a stock option following termination of employment has been extended as provided in Section 9(C). Whether a grantee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

          (F) All stock options shall be confirmed by a written agreement or an amendment thereto in a form prescribed by the Committee, in its discretion. Each agreement or amendment thereto shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

          (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal
                                                        --- ---- ------ -------
          (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(G) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(F) or an amendment thereto.

                                   SECTION 6

                            Terms and Conditions of
                            Restricted Share Awards

     Restricted share awards shall be evidenced by a written agreement in a form prescribed by the Committee, in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 6), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate. If restricted shares are awarded to an officer or director as defined for purposes of Rule 16b-3 under the 1934 Act or any successor rule, the restricted share agreement shall provide that the restricted shares subject to such agreement may not be sold, assigned, transferred or encumbered until at least six months have elapsed from the date of the restricted share award unless Section 9 becomes applicable. Restricted share awards shall be effective only upon execution of the applicable restricted share agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the share certificates representing the restricted shares shall be held by the Company in escrow. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted shares shall be delivered to the awardee. From the date a restricted share award is effective, the grantee shall be a stockholder with respect to all the shares represented by the share certificates for the restricted shares and shall have all the rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid with respect to the restricted shares, subject only to the succeeding paragraph and the restrictions imposed by the Committee.

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the shares of the Common Stock distributed with respect to any restricted shares held in escrow shall also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares. If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation or otherwise, such stock or other securities into which any restricted shares held in escrow are changed or for which any restricted shares held in escrow may be exchanged shall also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares. Owners of any restricted shares held in escrow shall be treated in the same manner as owners of shares of the Common Stock not held in escrow with respect to fractional shares resulting from any dividend or other distribution with respect to restricted shares or from any change in or exchange of restricted shares, and any cash or other property paid in lieu of a fractional share shall be subject to the restrictions similar to those applicable to the restricted shares except as otherwise determined by the Committee in its discretion.

     If an awardee of restricted shares engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the awardee as to which the restrictions have not yet lapsed. Whether an awardee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                                   SECTION 7

                              Issuance of Shares

     The obligation of the Company to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the shares of Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.


                                   SECTION 8

                     Adjustment and Substitution of Shares

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation or otherwise, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 8 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     If any such adjustment or substitution provided for in this Section 8 requires the approval of stockholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may determine that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

                                   SECTION 9

                      Additional Rights in Certain Events

     (A)  Definitions.

          For purposes of this Section 9, the following terms shall have the following meaning:

          (1) The term "Person" shall be used as that term is used in Section 13(d) and 14(d) of the 1934 Act.

          (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

          (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of Directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote).

          (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

          (5) "Section 9 Event" shall mean the date upon which any of the following events occurs:

             (a) The Company acquires actual knowledge that any Person other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 25% or more of the Voting Power of the Company;

             (b)(i) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 50% or more of the Voting Power of the Company; or (ii) Voting Shares are first purchased pursuant to any other Tender Offer;

             (c) At any time less than 60% of the members of the Board of Directors shall be individuals who were either (i) Directors on the effective date of the Plan or (ii) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing the membership of such individuals on the Board of Directors) of at least two-thirds of the Directors then still in office who were Directors on the effective date of the Plan or who were so approved;

             (d) The stockholders of the Company shall approve an agreement or plan (a "Reorganization Agreement") providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former stockholders of the Company will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the Voting Power of such surviving or acquiring corporation or the parent thereof; or

             (e) The stockholders of the Company shall approve any liquidation of all or substantially all of the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more or the total value of all the assets of the Company.

     (B)  Acceleration of the Exercise Date of Stock Options.

          Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(F), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any Section 9 Event occurs all outstanding stock options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

     (C)  Extension of the Expiration Date of Stock Options.

          Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(F), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee whose employment with the Company or a Subsidiary terminates within one year of any Section 9 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option.

     (D)  Lapse of Restrictions on Restricted Share Awards.

     Unless the agreement referred to in Section 6, or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any Section 9 Event occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan, all such restrictions shall lapse upon the occurrence of any such Section 9 Event regardless of the scheduled lapse of such restrictions.

                                  SECTION 10

          Effect of the Plan on the Rights of Employees and Employer

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option or to be awarded restricted shares under the Plan. Nothing in the Plan, in any stock option granted under the Plan, in any restricted share award under the Plan or in any agreement providing for any of the foregoing or amendment thereto shall confer any right to any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time or adjust the compensation of any employee at any time.

                                  SECTION 11

                           Amendment or Termination

     The right to amend the Plan at any time and from time to time and the right to terminate the Plan are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan or cause a revocation or a forfeiture of any restricted share award under the Plan; and provided further that no such amendment of the Plan shall, without stockholder approval (a) increase the total number of shares which may be issued or delivered under the Plan, (b) make any changes in the class of employees eligible to receive incentive stock options or (c) be made if stockholder approval of the amendment is at the time required for stock options or restricted shares under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option or restricted shares theretofore granted or awarded under the Plan, adversely affect the rights of such holder with respect thereto.

                                  SECTION 12

                      Effective Date and Duration of Plan

     The effective date and date of adoption of the Plan shall be July 1, 1991, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Company represented in person or by proxy at a meeting of such holders duly called, convened and held on or prior to June 30, 1992. No stock option granted under the Plan may be exercised until after such approval and any restricted shares awarded under the Plan shall be forfeited to the Company on June 30, 1992 if such approval has not been obtained on or prior to that date. No stock option may be granted and no restricted shares may be awarded under the Plan subsequent to June 30, 2006.
            ----

THE WISER OIL COMPANY

Annual Meeting of Stockholders               This Proxy is Solicited
To Be Held May 21, 2001                      on Behalf of the Board of Directors

     The undersigned stockholder of The Wiser Oil Company (the "Company") hereby constitutes and appoints A. Wayne Ritter, Gary Patterson and Mark A. Kirk, and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held Monday, May 21, 2001, at 3:00 p.m., at the Petroleum Club, 2200 Ross Avenue, 40th Floor, Dallas, Texas, and any adjournment thereof, and if then personally present to vote thereat all the shares of common stock of the Company held of record by the undersigned on March 30, 2001 as follows, and in the discretion of the proxies on all other matters properly coming before the meeting or any adjournment thereof.

     In the election of Directors for a term of three years expiring in 2004:

(1) ( ) FOR the nominee/all nominees listed    ( ) WITHHOLD AUTHORITY to vote
        below (except as marked                    for the nominee/all nominees
        to the contrary below)                     listed below

        A. W. Schenck. III and Eric D. Long

     INSTRUCTION:  To withhold authority to vote for any individual nominee(s)
                    write the name(s) of such nominee(s) on the line provided below:

--------------------------------------------------------------------------------


(2) (  )  FOR    (  )  AGAINST    (  )  ABSTAIN

    To approve amendments to the 1991 Non-Employee Directors' Stock Option Plan to increase the number of shares of the Company's common stock, par value $.01 per share, that may be offered pursuant to the Non-Employee Directors' Stock Option Plan from 65,000 to 100,000 shares and to extend the duration of the Plan.

(3) (  )  FOR    (  )  AGAINST    (  )  ABSTAIN

    To approve amendments to the 1991 Employees' Stock Option Plan to extend the duration of the Plan.

    To transact such other business as may properly come before the meeting.

Please complete, date and sign this Proxy Card on the reverse side and return it promptly in the enclosed business reply envelope.

     The shares represented by this proxy will be voted as directed herein, or, if no direction is given, FOR the election of the nominees proposed by the Board of Directors and FOR each of the other proposals set forth hereon. A vote for the election of the nominees listed on the reverse side includes discretionary authority to vote for a substitute if any of the nominees listed becomes unable to serve or for good cause will not serve. The proxies will vote in their sole discretion upon such other business as may properly come before the meeting.

     The undersigned hereby revokes all previous proxies for such Annual Meeting, hereby acknowledges receipt of the Notice of such Annual Meeting and the Proxy Statement furnished therewith, and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

                    Date:
                         -----------------------------------------

                    ----------------------------------------------

                    ----------------------------------------------

                    Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give your full title as such. For joint accounts, each joint owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.